                                 EXHIBIT 99.1
                                 ------------












                       RAM OPTICAL INSTRUMENTATION, INC.



                             FINANCIAL STATEMENTS



                                MARCH 31, 1994

                               TABLE OF CONTENTS


Independent Auditors' Report..............................................     1

Balance Sheet.............................................................     2

Statement of Income and Retained Earnings.................................     3

Statement of Cash Flows...................................................     4

Schedule of Operating Expenses - Schedule 1...............................   5-6

Schedule of Research and Development Expenses - Schedule 2................     7

Notes to Financial Statements.............................................  8-10

Board of Directors
Ram Optical Instrumentation, Inc.
15192 Triton Lane
Huntington Beach, CA  92649


                         Independent Auditors' Report
                         ----------------------------

          We have audited the accompanying balance sheet of Ram Optical Instrumentation, Inc. as of March 31, 1994, and the related statement of income and retained earnings, statement of cash flows and supplementary schedules for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ram Optical Instrumentation, Inc. as of March 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            WIEGEL, SZEKEL AND WALKER
                                            AN ACCOUNTANCY CORPORATION



                                            Orange, California
                                            February 1, 1995


                       RAM OPTICAL INSTRUMENTATION, INC.
                                 Balance Sheet
                                March 31, 1994
                                    ASSETS
CURRENT ASSETS
 Cash - Note 1                                         $  105,613
 Accounts receivable - trade - Notes 1 and 7            1,262,349
 Inventory - Notes 1 and 2                              1,211,107
 Prepaid income taxes                                     131,450
 Prepaid expenses                                             118
                                                       ----------
   Total Current Assets                                               $2,710,637

EQUIPMENT AND LEASEHOLD IMPROVEMENTS - NOTE 1
 Manufacturing equipment                               $  122,791
 Office equipment                                          86,108
 Automotive equipment                                      11,326
 Demonstration equipment                                  284,828
 Technological equipment                                   66,570
 Leasehold improvements                                    18,861
                                                       ----------
                                                          590,484
 Less accumulated depreciation                           (265,229)       325,255
                                                       ----------
OTHER ASSETS
 Deposits                                              $    8,095
 Cash value of life insurance                              21,014
 Software license, net of accumulated
  amortization of $3,000                                   12,000         41,109
                                                       ----------     ----------
TOTAL ASSETS                                                          $3,077,001
                                                                      ==========


                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable - Note 7                             $  152,538
 Sales and payroll taxes payable                           20,680
 Accrued commissions                                       94,275
 Accrued salaries and vacation                            525,207
 Accrued expenses                                           2,854
 Dividend payable - Note 6                                 18,000
 Wage garnishment                                             590
 Income taxes payable                                         482
 Profit sharing plan contribution payable - Note 4        267,867
                                                       ----------
   Total Current Liabilities                                          $1,082,493
LONG-TERM LIABILITIES
 Deferred income taxes - Note 3                                           14,638

COMMITMENTS - NOTE 8                                                           0

STOCKHOLDERS' EQUITY
 Common stock - 1,000,000 shares authorized - 60,000
  shares issued and outstanding - no par value         $  160,252
 Retained earnings                                      1,819,618      1,979,870
                                                       ----------     ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $3,077,001
                                                                      ==========


                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                   Statement of Income and Retained Earnings
                       For the Year Ended March 31, 1994

                                                                         % of
                                                                         Sales
                                                                         -----
   SALES                                                    $8,743,004   100.3
     Less returns and allowances                                24,453      .3
                                                            ----------   -----
       Total Sales                                           8,718,551   100.0
                                                            ----------   -----

   COST OF SALES
     Purchases                                               3,360,982    38.6
     Direct labor                                              204,275     2.3
     Overhead                                                1,125,885    12.9
                                                            ----------   -----
       Total Cost of Sales                                   4,691,142    53.8
                                                            ----------   -----

   GROSS PROFIT ON SALES                                     4,027,409    46.2
                                                            ----------   -----

   EXPENSES
     Operating expenses - Schedule 1                         3,289,227    37.7
     Research and development expenses -
      Schedule 2 - Note 1                                      459,580     5.3
                                                            ----------   -----
       Total Expenses                                        3,748,807    43.0
                                                            ----------   -----

   OPERATING PROFIT                                            278,602     3.2
                                                            ----------   -----

   OTHER INCOME (EXPENSE)
     Purchase discounts taken                                   24,830      .3
     Interest income                                             4,065      .0
     Miscellaneous income                                       25,181      .3
     Gain on sale of asset                                           0      .0
                                                            ----------   -----
       Total Other Income (Expense)                             54,076      .6
                                                            ----------   -----

   INCOME BEFORE TAXES                                         332,678     3.8
     Provision for taxes - Note 3                               86,831     1.0
                                                            ----------   -----

   NET INCOME                                                  245,847     2.8
                                                                         -----

   RETAINED EARNINGS - BEGINNING                             1,591,771
     Less dividends declared - Note 6                          (18,000)
                                                            ----------

   RETAINED EARNINGS - ENDING                               $1,819,618
                                                            ----------

                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                            Statement of Cash Flows
                       For the Year Ended March 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                                                 $ 245,847
  Noncash items included in net income
   Depreciation                                               $  65,411
   Changes in assets and liabilities:
    Decrease (Increase) in accounts receivable                  217,655
    Decrease (Increase) in inventory                            (73,772)
    Decrease (Increase) in prepaid expenses                      20,386
    Decrease (Increase) in prepaid income taxes                (131,450)
    Decrease (Increase) in cash surrender life insurance         (9,384)
    Increase (Decrease) in accounts payable                    (149,683)
    Increase (Decrease) in sales and payroll taxes payable       (3,172)
    Increase (Decrease) in accrued commissions and royalties    (20,091)
    Increase (Decrease) in accrued salaries and contract
     labor                                                      (64,259)
    Increase (Decrease) in accrued expenses                     (17,333)
    Increase (Decrease) in dividends payable                     18,000
    Increase (Decrease) in deposit from customer                (67,782)
    Increase (Decrease) in income taxes payable                 (46,287)
    Increase (Decrease) in deferred taxes payable                11,732
    Increase (Decrease) in wage garnishment                         182
    Increase (Decrease) in profit sharing contribution
     payable                                                     33,018
                                                              ---------
      Total adjustments                                                       (216,829)
                                                                             ---------
        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                        29,018

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of equipment and leasehold improvements             $  (186,726)
                                                              -----------
        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                      (186,726)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from shareholder's loans                           $ 225,000
  Principle repayments of shareholder's loans                  (225,000)
  Dividends paid                                                (24,000)
                                                              ---------
        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                       (24,000)
                                                                             ---------

NET (DECREASE) IN CASH                                                        (181,708)
CASH BALANCE - BEGINNING                                                       287,321
                                                                             ---------

CASH BALANCE - ENDING                                                        $ 105,613
                                                                             ---------

DISCLOSURES
 Interest paid, for the fiscal year ended March 31, 1994                     $  15,030
                                                                             ---------

 Taxes paid, for the fiscal year ended March 31, 1994                        $ 308,299
                                                                             ---------

                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                        Schedule of Operating Expenses                Schedule 1
                      For the Year Ended March 31, 1994


                                                       % of
                                                       Sales
                                                       -----
   OPERATING EXPENSES
     Advertising                          $  116,449     1.3
     Amortization of software licenses         3,000      .0
     Auto expense                             73,534      .8
     Auto leasing                             20,289      .2
     Bank charges                              4,347      .0
     Bonuses - Christmas                      12,025      .1
     Bonus - General                         510,000     5.9
     Commissions                             447,933     5.1
     Contributions                             1,680      .0
     Contract labor                           47,499      .5
     Credit card fees                            330      .0
     Credit reports                            1,456      .0
     Customer service                         48,582      .5
     Depreciation                             62,411      .7
     Dues and subscriptions                      558      .0
     Employee benefits                         1,408      .0
     Employee procurement                      1,488      .0
     Entertainment                            26,888      .3
     Equipment rental                          3,674      .1
     Freight and delivery                     17,575      .2
     Holiday pay                              24,928      .3
     Import duty                                 123      .0
     Insurance - general                      24,420      .3
     Insurance - workers' compensation        12,302      .1
     Insurance - health                       33,755      .4
     Insurance - life                         16,452      .2
     Insurance - keyman                       80,313      .9
     Insurance - group ltd.                    8,025      .0
     Insurance - individual ltd.               3,350      .0
     Interest expense                         15,030      .2
     Legal and accounting                     18,640      .3
     Licenses and permits                        653      .0
     Office supplies                          37,093      .4
     Payroll taxes                            91,250     1.1
     Postage                                  10,125      .1
     Product literature                       55,219      .6
     Promotion and trade shows                54,839      .6
     Profit sharing contribution             171,182     2.0
     Profit sharing administration             1,840      .0
     Property taxes                           13,288      .2
                                          ----------    ----

      Subtotal                            $2,073,953    23.4


                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                        Schedule of Operating Expenses                Schedule 1
                       For the Year Ended March 31, 1994                  Page 2


OPERATING EXPENSES (CONTINUED)
                                                              % of
                                                             Sales
                                                             -----


Balance forward                                $2,073,953     23.4

 Rent                                              60,484       .7
 Repairs and maintenance                           13,728       .2
 Relocation expense                                 2,644       .0
 Salaries - administration                        158,625      1.8
 Salaries - sales                                 662,516      7.6
 Salaries - clerical                               47,132       .6
 Salaries - accounting                             41,524       .6
 Sales supplies                                    17,574       .2
 Sales tax                                         23,908       .3
 Security                                           1,542       .0
 Seminars and conventions                           1,415       .0
 Sick pay                                             244       .0
 Storage                                              638       .0
 Telephone - general                               30,125       .4
 Telephone - cellular                              22,838       .3
 Travel                                           103,410      1.3
 Utilities                                         14,682       .2
 Vacation                                          12,245       .1
                                               ----------     ----

TOTAL OPERATING EXPENSES                       $3,289,227     37.7
                                               ----------     ----


                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                 Schedule of Research and Development Expenses        Schedule 2
                       For the Year Ended March 31, 1994


                                                              % of
                                                             Sales
                                                             -----
RESEARCH AND DEVELOPMENT EXPENSES
 Purchases                                     $102,007        1.2
 Labor                                          354,613        4.1
 Overhead                                         2,960         .0
                                               --------        ---

TOTAL RESEARCH AND DEVELOPMENT EXPENSES        $459,580        5.3
                                               --------        ---

                     See Independent Auditors' Report and
                  Accompanying Notes to Financial Statements

                       RAM OPTICAL INSTRUMENTATION, INC.
                         Notes to Financial Statements
                                March 31, 1994

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization
    ------------

    Ram Optical Instrumentation, Inc. is a design and manufacturing company of optical equipment. The Corporation is based in Southern California. The Corporation also has offices in Pennsylvania, Michigan and Illinois.

    Inventory
    ---------

    Inventory valuation is based at the lower of cost or market using the first-in, first-out method of pricing. Inventory cost includes materials, direct labor and an allocable portion of direct and indirect manufacturing overhead.

    Accounts Receivable
    -------------------

    Bad debts are charged to operations in the year in which the account is determined uncollectible. If the reserve method of accounting for uncollectible accounts were used, it would not have a material effect on the financial statements.

    Equipment and Leasehold Improvements
    ------------------------------------

    Equipment and leasehold improvements are recorded at cost and depreciated over their estimated useful lives using the straight-line method. Estimated useful lives of the assets range from one to five years. Betterments and improvements that extend the useful life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred. When depreciable assets are retired or otherwise disposed, the cost and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in the income statement.

    Sales
    -----

    Revenues and expenses are recognized in the period in which they are earned or incurred using the accrual basis of accounting. Sales are recorded at the time the goods are shipped.

    Research and Development Cost
    -----------------------------

    Research and development cost for new equipment products are expensed until feasibility for the product is established. The amount of research and development cost expensed was $459,580 in the year ended March 31, 1994.

    Cash
    ----

    Cash balances include checking accounts and cash management account (CMA) money accounts.

2.  INVENTORY

    Inventory consists of the following at March 31, 1994:

        Materials                               $1,126,536
        Work-in-process                             84,571
                                                ----------
                                                $1,211,107
                                                ----------

                            See accompanying notes.

                       RAM OPTICAL INSTRUMENTATION, INC.
                         Notes to Financial Statements
                                March 31, 1994


3.   INCOME TAXES

     Income tax expense for the year ended March 31, 1994, consists of the following:


     Taxes Currently Payable
       Federal                                         $130,842
       Less research credit                             (45,958)
                                                       --------
         Total Federal Tax-Net                                    $ 84,884

     California tax                         $ 36,986
     Less research credit                    (18,383)
                                            --------
       Total California Tax-Net                          18,603
       Michigan tax                                       1,704
       Pennsylvania tax                                   1,998
       Illinois tax                                         482
                                                       --------
         Total State taxes                                         107,671
     Deferred Taxes
       Federal                                         $ 12,398
       California                                         2,240
                                                       --------
         Total Deferred Taxes                                       14,638
       Less overstatement of prior year tax                        (35,478)
                                                                  --------

     Total Provision For Taxes                                    $ 86,831
                                                                  ========

     Deferred income taxes result from differences in the timing of revenue and expense recognition for tax and financial reporting purposes. Principally, the difference is between tax and financial depreciation.

     At March 31, 1994, the Company has a California alternative minimum tax credit carryforward of approximately $16,451.

4.   PROFIT SHARING PLAN

     The Company sponsors a defined contribution profit sharing plan. Employees become eligible for the plan after completing one year of service and reaching the age of 18. Vesting begins after two years of eligible service with full vesting reached after six years of eligible service. Contributions are determined by the Company and are paid only from net profits. For the year ended March 31, 1994, the contribution to the profit sharing plan was $267,867.

5.   LINE OF CREDIT

     At March 31, 1994, the Company had an available line of credit with Merrill Lynch Business Financial Services, Inc. in the amount of $1,000,000, with interest at a rate of 1 point over the Prime Rate published in the Wall Street Journal. Interest is payable monthly and the note is secured by accounts receivable and inventory. At March 31, 1994, there was no balance outstanding on this line of credit. Prior to October 11, 1994, the line of credit was personally guaranteed by the shareholders. Since this date, the line of credit is secured by accounts receivable and inventory, excluding the inventory purchased from Panasonic.

6.   DIVIDEND PAYABLE

     The Company declared a dividend of $.30 per share of the outstanding common stock as of March 31, 1994. The dividend is payable July 1, 1994 to shareholders of record on March 31, 1994.

                            See accompanying notes.

                       RAM OPTICAL INSTRUMENTATION, INC.
                         Notes to Financial Statements
                                March 31, 1994


7.   CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to concentration of credit risk, consist principally of accounts receivable and purchases. The Company purchased sixteen percent of total purchases from one vendor. The Company had two receivables that totaled twenty-six percent of total accounts receivable.

8.   LEASE COMMITMENTS

     The Company is obligated under noncancellable leases for personal property which are accounted for as operating leases in accordance with Statement of Financial Accounting Standards No. 13.

     The Company leases property under long-term lease arrangements which generally provide that the Company bear the cost of taxes, insurance, maintenance, and repairs and other operating expenses.

     Rental expense for the Company's premises for the year ended March 31, 1994 was $120,968.

     The Company leases three vehicles for which payments for the year ended March 31, 1994 was $20,289.

     Future minimum payments under noncancellable operating leases which expire in 1998 are:


          Fiscal Year
           Payments
          -----------
             1995                        $133,361
             1996                         127,344
             1997                         133,194
             1998                         139,044
                                         --------

          Total Minimum Commitment       $532,943
                                         --------


9.   STOCK PURCHASE OPTION

     On April 9, 1992, the Board of Directors of the Company authorized an employee to be eligible to participate in the stock option program. Under this plan, the Company has offered an option to the employee to purchase 3,500 shares of common stock at a price of $50.00 per share. The employee may purchase 1,750 shares of stock within 72 months from the date of execution and the remaining 1,750 shares of stock after 24 months, but before 72 months from the date of execution. If the employee terminates or resigns his position of employment, this option will terminate and becomes void.

10.  STOCK PURCHASE AGREEMENT

     On March 31, 1990, the Company and its shareholders entered into a Buy-Sell Agreement. Upon the death of a shareholder, the estate of the shareholder must sell and the Company must redeem all of the withdrawing shareholder's stock. The redemption value of the stock is determined by a formula in the Buy-Sell Agreement. As of March 31, 1994, this agreement is funded by life insurance.

     Subsequent to March 31, 1994, the shareholders of Ram Optical Instrumentation, Inc. entered into an agreement, whereby, the Company is to be acquired by Newport Corporation. The projected date for the completion of the pooling of interests is February 10, 1995.

                            See accompanying notes.